UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 29, 2025

UMB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

MO	001-38481	43-0903811
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

1010 Grand Blvd., Kansas City, MO 64106

(Address of principal executive offices, including zip code)

(816) 860-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	UMBF	The NASDAQ Global Select Market
Depositary Shares, each representing a 1/400th interest in a share of 7.00% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A	UMBFP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 29, 2025, UMB Financial Corporation (the “Company”) priced an underwritten public offering of 12,000,000 depositary shares (the “Depositary Shares”), each representing a 1/400th ownership interest in a share of its 7.750% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B, par value $0.01 per share (the “Series B Preferred Stock”), with a liquidation preference of $10,000 per share of the Series B Preferred Stock (equivalent to $25 per Depositary Share) and entered into an underwriting agreement (the “Underwriting Agreement”) with RBC Capital Markets, LLC and J.P. Morgan Securities LLC, as representatives for the underwriters named therein (collectively, the “Underwriters”).

Pursuant to the Underwriting Agreement, the Company will sell to the Underwriters at the closing, which is expected to be on June 12, 2025, an aggregate of 12,000,000 Depositary Shares, subject to the conditions set forth in the Underwriting Agreement.

The description of the Underwriting Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the terms and conditions of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto, and incorporated herein by reference. A copy of a press release announcing the pricing of the offering is filed as Exhibit 99.1 hereto and incorporated herein by reference.

The offering of the Depositary Shares and the Series B Preferred Stock has been registered under the Securities Act pursuant to a registration statement on Form S-3 (Registration No. 333-286487) (the “Registration Statement”), and a prospectus supplement, dated May 29, 2025, which will be filed with the SEC pursuant to Rule 424(b) of the Securities Act no later than the second business day following the date it was first used in connection with the public offering.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of May 29, 2025, among UMB Financial Corporation, RBC Capital Markets, LLC and J.P. Morgan Securities LLC, as representatives for the underwriters listed in Schedule A thereto.

99.1	Press release announcing the pricing of the offering of Depositary Shares representing interests in Series B Preferred Stock, dated as of May 29, 2025.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This report contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2024, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (SEC). In addition to such factors that have been disclosed previously: macroeconomic and adverse developments and uncertainties related to the collateral effects of the collapse of, and challenges for, domestic and international banks, including the impacts to the U.S. and global economies; sustained levels of high inflation and the potential for an economic recession on the heels of aggressive quantitative tightening by the Federal Reserve; and impacts related to or resulting from instability in the Middle East and Russia’s military action in Ukraine, such as the broader impacts to financial markets and the global macroeconomic and geopolitical environments, may also cause actual results or other future events, circumstances, or aspirations to differ from our forward-looking statements. Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except to the extent required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMB FINANCIAL CORPORATION

By:	/s/ Ram Shankar
Name: Ram Shankar
Title: Chief Financial Officer

Date: May 29, 2025